                                                                   Exhibit 10(a)

[PRUDENTIAL LOGO]        P. Scott von Fischer, CFA
                         Senior Vice President
                         Corporate Finance

                         Prudential Capital Group
                         Two Prudential Plaza, Suite 5600, Chicago IL 60601-6716 Tel 312 540-4225 Fax 312 540-4222
                         philip.vonfischer@prudential.com


                                November 11, 1998

The Lincoln Electric Company
22801 St. Clair Avenue
Cleveland, Ohio 44117

Attention:    Chief Financial Officer

              Re:   Amendment to Note Agreement

Ladies and Gentlemen:

         Reference is made to that certain Note Agreement dated November 20, 1991 (as amended from time to time, the "Note Agreement") between The Lincoln Electric Company, an Ohio corporation (the "Company"), and The Prudential Insurance Company of America ("Prudential"), pursuant to which the Company issued and sold and Prudential purchased the Company's 8.73% senior note in the original principal amount of $75,000,000, due November 26, 2003 (the "Note"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Note Agreement.

         The Company has advised Prudential that the Company and the Company's sole shareholder, Lincoln Electric Holdings, Inc. ("Holdings"), intend to consummate a reorganization of the corporate structure of the Company and its Subsidiaries (the "Reorganization") substantially on the terms described in the Proxy Statement/Prospectus of the Company dated April 20, 1998, as in effect on such date, and in the supplemental materials provided by the Company to Prudential prior to the Amendment Effective Date (as defined in Section 4 hereof) related thereto (collectively, the "Reorganization Documents").

         Pursuant to the Reorganization, the Company may transfer to Holdings and/or certain subsidiaries of Holdings (other than Subsidiaries) all of the capital stock of the subsidiaries listed on Schedule I attached hereto (the "Disposed Subsidiaries") and all of the assets held by the Disposed Subsidiaries, whether by asset transfer, merger, consolidation or otherwise, substantially on the terms set forth in the Reorganization Documents.

         Pursuant to the Company's request, the banks party to the Credit Agreement are willing to permit the Reorganization upon the terms set forth in Amendment No. 3 to Credit Agreement attached hereto as Schedule II.

The Lincoln Electric Company
November 11, 1998
Page 2

         In order to effect the Reorganization, the Company has requested that Prudential enter into this agreement. Consequently, pursuant to the request of the Company and in accordance with the provisions of paragraph 11C of the Note Agreement, Prudential and the Company agree as follows:

         SECTION 1. Amendment. On the Amendment Effective Date, the Note Agreement is hereby amended as follows:

         1.1 References to Bank Agreement and Credit Agreement. Paragraph 10B of the Note Agreement is amended to delete the defined term "Bank Agreement" and "Credit Agreement" appearing therein and to substitute therefor the following definition:

                  "Bank Agreement" and "Credit Agreement" shall mean and refer to that certain Credit Agreement dated as of December 20, 1995 among the Company, the banks listed therein and KeyBank National Association (f/k/a Society National Bank), as agent, as amended by Amendments No.1, 2 and 3 thereto as in effect on the date of the effectiveness of the amendment to this Agreement dated November 11, 1998.

         1.2 Consent to Amendment. Prudential hereby expressly consents to the Amendment No. 3 to Credit Agreement in the form attached as Schedule II hereto.

         1.3 Addendum to Exhibit E. The Note Agreement is hereby amended to add to Exhibit E attached thereto Amendment No. 3 to the Credit Agreement attached hereto as Schedule II.

         SECTION 2. Effect of Changes to Credit Agreement. All references herein to the Credit Agreement and the Company's compliance with the terms thereof as required under the Note Agreement shall be based upon the Credit Agreement as in effect on the Amendment Effective Date without giving effect to any other amendment, waiver or other modification of the Credit Agreement unless the Company shall have obtained the written consent of the Required Holder(s) to any such amendment, waiver or modification. No termination of the Credit Agreement in whole or in part shall affect the continued applicability of the sections of the Credit Agreement referred to herein.

         SECTION 3. Representations and Warranties. The Company hereby represents and warrants that this letter is a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity. The Company represents and warrants that the Reorganization Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading (any interim financial information is subject to changes resulting from audits and year-end adjustments).

The Lincoln Electric Company
November 11, 1998
Page 3

         SECTION 4. Conditions Precedent. This letter shall become effective only on the first date on which all of the following conditions precedent shall have been satisfied (the "Amendment Effective Date"):

         (i) Prudential shall have received a duly executed counterpart of this letter signed by the Company and Prudential; and

         (ii) Prudential shall have received a copy of the duly executed Amendment No. 3 to Credit Agreement which shall be in full force and effect.

         SECTION 5. Governing Law. This letter shall be governed by the internal laws and decisions of the State of Ohio.

         SECTION 6. Miscellaneous. Except as specifically set forth in this letter, the Company's obligations under the Note Agreement and the Note are neither altered nor amended, and all terms and conditions of the Note Agreement and the Note remain in full force and effect. Upon the effectiveness of this letter, each reference to the Note Agreement and the Note shall mean and be a reference to the Note Agreement and the Note as amended by this letter. This letter may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                                       Sincerely,

                                       THE PRUDENTIAL INSURANCE
                                            COMPANY OF AMERICA



                                       By  /s/ P. Scott von Fischer
                                           --------------------------------
                                              Vice President

Acknowledged and Agreed:

THE LINCOLN ELECTRIC COMPANY

By: A.A. Massaro
   -------------------------
Its  Chairman and CEO

By: H. Jay Elliot
   -------------------------
Its: Senior Vice President,
     Chief Financial Officer
     and Treasurer

                                                                      SCHEDULE I

                             DISPOSED SUBSIDIARIES

Lincoln Electric International Holding Co.

ASIA

Nippon Lincoln Electric K.K.
Lincoln Electric Asia Pacific Pte. Ltd.
PT L.E. Dharma Indonesia
Lincoln Electric Shanghai Holdings Pte. Ltd.
PT L.E. Austenite Indonesia
LE (Shanghai) Welding Co. Ltd.
Lincoln Electric Philippines Inc.


AUSTRALIA

The Lincoln Electric Company (Australia) Pty. Ltd.
The Lincoln Electric Company (New Zealand) Limited
Liquidarc Pty. Limited


EUROPE

Harris Calorific GmbH
Harris Calorific Limited
Harris Calorific SRL
Lincoln Electric Europe, Ltd (to be liquidated)
Lincoln Electric France SA
Lincoln Electric Italia SRL
Lincoln Electric (U.K.) Ltd
Lincoln KD S.A.
Lincoln Electric Norge AS
Lincoln Electric Europe BV
Lincoln Smitweld Belgium SA
Lincoln Smitweld BV
Lincoln Smitweld GmbH
Lincoln Electric Sverige AB
Sacit SRL

Lincoln Electric Company BV (to be liquidated)
Lincoln Electric Company GmbH (to be liquidated)
Askaynek (Turkey)


LATIN AMERICA

Champion Internacional S.A. de C.V.
Hirax Participacoes Ltda (to be liquidated)
Lincoln Electric do Brasil Ltda.
Lincoln do Brasil Industries E Comercio Ltda (to be liquidated)
Lincoln Electric Mexicana, S.A. de C.V.
Gardell Corporation (to be liquidated)


NORTH AMERICA

Harris Calorific Division ("Harris")
Lincoln Electric Company of Canada Limited ("Lincoln Canada")
Seal-Seat Division Assets ("Seal Seat")
Lincoln Venezuela Inc. (to be liquidated)
Lincoln Electric GmbH Inc. (to be liquidated)
Indalco Alloy

OTHERS

         Any Subsidiaries (other than any Subsidiaries listed above (the "Listed Subsidiaries")) existing on the date (the "Amendment Date") of effectiveness of Amendment No. 3 to the Credit Agreement dated as of October 23, 1998 among the Company, the Banks and the Agent which, in the aggregate, do not, and would not, constitute a "Significant Subsidiary" and (ii) any Subsidiary created after the Amendment Date to facilitate the consummation of the Reorganization (but only so long as the Company and its Subsidiaries transfer no assets (other than the assets held by any Listed Subsidiary) to any such Subsidiary), including any such Subsidiary to which all the welding technology held by the Company, Harris and Seal Seat, along with the names "Lincoln", "Harris" and "Seal Seat", may be transferred.

                                                                     SCHEDULE II

                                                                [EXECUTION COPY]


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT


         AMENDMENT dated as of October 23, 1998 (this "Amendment") among THE LINCOLN ELECTRIC COMPANY (the "Company"), the BANKS listed on the signature pages hereof (the "Banks") and KEYBANK NATIONAL ASSOCIATION, as Agent (the "Agent").

                                  WITNESSETH:

         WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of December 20, 1995 (as amended from time to time, the "Credit Agreement"); and

         WHEREAS, Lincoln Electric Holdings, Inc. ("Holdings") and the Company intend to consummate a reorganization of the corporate structure of the Company and its Subsidiaries (the "Reorganization") substantially on the terms described in the Proxy Statement/Prospectus of the Company dated April 20, 1998, as in effect on such date, and in the supplemental materials provided by the Company to the Banks prior to the Amendment Effective Date (as defined in Section 8 hereof) related thereto (collectively, the "Reorganization Documents"); and

         WHEREAS, pursuant to the Reorganization, the Company may transfer to Holdings and/or to certain subsidiaries of Holdings (other than Subsidiaries) all of the capital stock of the Subsidiaries listed on Schedule I hereto (the "Disposed Subsidiaries") and all of the assets held by the Disposed Subsidiaries, whether by asset transfer, merger, consolidation or otherwise, substantially on the terms set forth in the Reorganization Documents; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below to permit such transfers;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Credit Agreement" and each other similar reference contained in the Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement as amended hereby.

         SECTION 2. Additional Definitions. New definitions of "Disposed Subsidiaries", "Reorganization" and "Reorganization Documents" are added in alphabetical order in Section 1.01 of the Credit Agreement, to read in their entirety as follows:

         "Disposed Subsidiaries" means the Subsidiaries listed on Schedule I to this Agreement.

         "Reorganization" means the reorganization of the corporate structure of the Company and its Subsidiaries substantially on the terms set forth in the Reorganization Documents.

         "Reorganization Documents" means the Proxy Statement/Prospectus of the Company dated April 20, 1998, as in effect on such date, and the supplemental materials provided by the Company to the Banks prior to the date of effectiveness of Amendment No.3 to this Agreement dated as of October 23,1998 among the Company, the Banks and the Agent.

         SECTION 3. Amendment to the Conduct of Business and Maintenance of Existence Covenant. The proviso set forth in Section 5.04 of the Credit Agreement is hereby amended to read in its entirety as follows: "provided that nothing in this Section 5.04 shall prohibit (i) the merger or consolidation of any Disposed Subsidiary with or into Holdings or any of its subsidiaries (other than the Company and its Subsidiaries) in order to consummate the Reorganization, (ii) the merger of a Subsidiary into the Company or the merger or consolidation of a Subsidiary with or into another Person (other than any such merger or consolidation described in clause (i) of this proviso) if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing, (iii) the termination of the corporate existence of any Disposed Subsidiary in connection with the Reorganization or (iv) the termination of the corporate existence of any Subsidiary (other than as permitted by clause (iii)), so long as such Subsidiary is not a Significant Subsidiary and so long as the Company in good faith determines that such termination is in the best interest of the Company and is not otherwise materially disadvantageous to the interests of the Banks hereunder."

         Section 4. Amendment to the Merger Covenant. Section 5.10(b) of the Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence thereof: "provided that any Borrower may transfer any capital stock of any Disposed Subsidiary or any assets held by any Disposed Subsidiary to Holdings or any of its subsidiaries (other than the Company or any of its Subsidiaries) in order to consummate the Reorganization."

         SECTION 5. Addition of a Schedule. A Schedule I is hereby added to the Credit Agreement, to read in its entirety as set forth on Schedule I hereto.

         SECTION 6. Licensing Agreements; No Defaults. (a) Prior to or simultaneously with the transfer of capital stock of a Disposed Subsidiary or the transfer of all or substantially all of the assets of a Disposed Subsidiary to Holdings or any of its subsidiaries (other than Subsidiaries), the Company shall have entered into such licensing agreements and other agreements relating to the use of the assets held by such Disposed Subsidiary as may be necessary or desirable to ensure that the consummation of the Reorganization substantially on the terms set forth in the Reorganization Documents will not have a material adverse effect on the business, financial position, results of operations or prospects of the Company and its Subsidiaries (other than Disposed Subsidiaries), considered as a whole; provided that, in any event, prior to or simultaneously with the transfer of ownership of the name "Lincoln" to Holdings or any of its subsidiaries (other than Subsidiaries), the Company shall have entered into a licensing agreement or other similar agreement granting the Company and its Subsidiaries the use of the name "Lincoln"

         (b) As of the Amendment Effective Date, no Default has occurred and is continuing.

         SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 8. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") on which each of the following conditions shall be satisfied;

         (i) the Agent shall have received duly executed counterparts hereof signed by the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         (ii) the Banks shall have received the pro forma consolidated statement of financial condition of the Company and its Consolidated Subsidiaries at December 31, 1997 and the pro forma consolidated statement of income of the Company and its Consolidated Subsidiaries for the fiscal year then ended, in each case adjusted to give effect to the Reorganization as if the Reorganization had been consummated substantially on the terms set forth in the Reorganization Documents on December 31, 1997, in the case of such pro forma statement of financial condition and on January 1, 1997, in the case of such pro forma consolidated statement of income;

         (iii) the fact that (x) on the basis of the pro forma consolidated statement of financial condition described in clause (ii) above, the Company is in compliance with the financial covenant set forth in Section 5.08 of the Credit Agreement at June 30, 1998, after giving effect to any Debt outstanding on the Amendment Effective Date and not reflected in such statement of financial condition and (y) on the basis of the pro forma consolidated statement of income described in clause (ii) above, the Company is in compliance with the financial covenant set forth in Section 5.07 of the Credit Agreement for the period of four consecutive fiscal quarters ended June 30, 1998;

         (iv) receipt by the Agent of evidence reasonably satisfactory to it that the Company and the Prudential Insurance Company of America shall have entered into an amendment to the Note Agreement dated as of November 1, 1991 with respect to the $75,000,000 8.73% Senior Notes Due 2003 of the Company in form and substance reasonably satisfactory to the Agent;

         (v) receipt by the Agent of a duly executed Election to Terminate with respect to each Disposed Subsidiary that is a Borrower immediately prior to the effectiveness of this Amendment (each, a "Disposed Borrower"); and

         (vi) the fact that all Loans of each Disposed Borrower outstanding immediately prior to the effectiveness of this Amendment shall have been repaid in full, together with all accrued and unpaid interest thereon and all amounts payable to any Bank with respect thereto pursuant to Section 2.12 of the Credit Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed.

                                        THE LINCOLN ELECTRIC COMPANY

                                        By _________________________________
                                           Name:
                                           Title:

                                        By _________________________________
                                           Name:
                                           Title:


                                        KEYBANK NATIONAL ASSOCIATION

                                        By _________________________________
                                           Title:


                                        MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK


                                        By _________________________________
                                           Title:


                                        BANK ONE (formerly known as NBD
                                          Bank)


                                        By ________________________________
                                           Title:

                                        NATIONAL CITY BANK


                                        By ________________________________
                                           Title:


                                        ABN AMRO BANK N.V.


                                        By _______________________________
                                           Title:


                                        By _______________________________
                                           Title:


                                        BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS
                                          ASSOCIATION, successor by merger to
                                          BANK OF AMERICA ILLINOIS


                                        By _______________________________
                                           Title:


                                        CIBC INC.


                                        By ________________________________
                                           Title:

                                        CREDIT LYONNAIS CAYMAN
                                           ISLAND BRANCH

                                        By ________________________________
                                           Title:


                                        CREDIT LYONNAIS CHICAGO
                                           BRANCH


                                        By _______________________________
                                           Title:



                                        PNC BANK, NATIONAL ASSOCIATION


                                        By _______________________________
                                           Title:

                                                                      SCHEDULE I


                              DISPOSED SUBSIDIARIES

Lincoln Electric International Holding Co.

ASIA

Nippon Lincoln Electric K.K.
Lincoln Electric Asia Pacific Pte. Ltd.
PT L.E. Dharma Indonesia
Lincoln Electric Shanghai Holdings Pte. Ltd.
PT L.E. Austenite Indonesia
LE (Shanghai) Welding Co. Ltd.
Union Electric Philippines Inc.


AUSTRALIA

The Lincoln Electric Company (Australia) Pty. Ltd.
The Lincoln Electric Company (New Zealand) Limited
Liquidarc Pty. Limited


EUROPE

Harris Calorific GmbH
Harris Calorific Limited
Harris Calorific SRL
Lincoln Electric Europe, Ltd (to be liquidated)
Lincoln Electric France SA
Lincoln Electric Italia SPL
Lincoln Electric (U.K.) Lid
Lincoln KD S.A.
Lincoln Electric Norge AS
Lincoln Electric Europe BV
Lincoln Smitweld Belgium SA
Lincoln Smitweld BV
Lincoln Smitweld GmbH
Lincoln Electric Sverige AB
Sacit SRL

Lincoln Electric Company BV (to be liquidated)
Lincoln Electric Company GmbH (to be liquidated)
Askaynek (Turkey)


LATIN AMERICA

Champion Internacional S.A. de C.V.
Hirax Participacoes Lida (to be liquidated)
Lincoln Electric do Brasil Ltda.
Lincoln do Brasil Industries E Comercio Ltda (to be liquidated)
Lincoln Electric Mexicana, S.A. de C.V.
Gardell Corporation (to be liquidated)


NORTH AMERICA

Harris Calorific Division ("Harris")
Lincoln Electric Company of Canada Limited ("Lincoln Canada")
Seal-Seat Division Assets ("Seal Seat")
Lincoln Venezuela Inc. (to be liquidated)
Lincoln Electric GmbH Inc. (to be liquidated)
Indalco Allop


OTHERS

         Any Subsidiaries (other than any Subsidiaries listed above (the "Listed Subsidiaries")) existing on the date (the "Amendment Date") of effectiveness of Amendment No.3 to the Credit Agreement dated as of October 23, 1998 among the Company, the Banks and the Agent which, in the aggregate, do not, and would not, constitute a "Significant Subsidiary" and (ii) any Subsidiary created after the Amendment Date to facilitate the consummation of the Reorganization (but only so long as the Company and its Subsidiaries transfer no assets (other than the assets held by any Listed Subsidiary) to any such Subsidiary), including any such Subsidiary to which all the welding technology held by Lincoln, Canada, Harris and Seal Seat, along with the names "Lincoln", "Harris" and "Seal Seat", may be transferred.

                                                                         ANNEX A

The Reorganization

     I. The Reorganization will consist of a series of corporate transactions, occurring over time, involving:

          A. transfers, by The Lincoln Electric Company (the "Company") to its sole shareholder, Lincoln Electric Holdings, Inc. ("Holdings"), or to one or more subsidiaries of the Company, which, as part of the Reorganization, will become subsidiaries of Holdings, of assets that may include:

               1. all of the Company's current foreign operations, whether operated as divisions or subsidiaries, including one or more subsidiaries that may be a Significant Subsidiary as defined in the Credit Agreement;

               2. all of the Company's operations relating to its Harris business;

               3. all of the Company's existing welding technology and the name "Lincoln," other than rights granted to the Company through an exclusive, perpetual and royalty-bearing license of such technology and name in connection with the Company's domestic welding business;

               4. all of the Company's rights to future welding technology research and developments, which will be licensed to the Company on a royalty-bearing basis; and

               5. all existing license arrangements with international subsidiaries involving foreign technology or trademarks.

          B. reorganizations of the Company's international holding company subsidiaries and other subsidiaries that may include mergers or dissolutions of subsidiaries, possibly including Significant Subsidiaries, that may occur prior to or concurrent with the transfers described in I.A.